CONFIDENTIAL
WRITTEN DIRECTION OF CERTIFICATEHOLDER
_____________, 2025
Reference is made to the Amended and Restated Pass Through Trust Agreement dated as of January 30, 2021 (as amended by Amendment No. 1 dated as of June 11, 2021, Amendment No. 2 dated as of December 30, 2021, and Amendment No. 3 dated as of July 18, 2025, and as further amended, amended and restated, modified or otherwise supplemented from time to time, the “Trust Agreement”) between Copper Bidco LLC and GLAS Trust Company LLC, as trustee, in respect of Copper Property CTL Pass Through Trust (the “Trust”). Capitalized terms used but not defined in this direction (the “Direction”) shall have the meanings ascribed thereto (or incorporated by reference into) in the Trust Agreement.
WHEREAS:
(A)The undersigned (the “Directing Certificateholder”) hereby represents and warrants that: (i) it is the beneficial owner (as such term is used in Rule 13d-3 and Rule 13d-5 under the Securities Exchange Act of 1934, as amended) of the outstanding equity trust certificates designated as “Copper Property CTL Pass Through Certificates” of the Trust (the “Certificates”) described in the signature page below; (ii) it is duly authorized to execute and deliver this Direction to the Trustee and such power has not been granted or assigned to any other Person; and (iii) it is not a Disregarded Holder.
(B)Pursuant to Section 1.04(a) of the Trust Agreement, any direction, consent, request, demand, authorization, notice, waiver or other action provided by the Trust Agreement, or in respect of the Certificates to be given or taken by Certificateholders, may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by the requisite Certificateholders of the Trust. This instrument is intended to be one such instrument. The Trustee will aggregate any substantially similar Direction delivered independently (including from the undersigned Directing Certificateholder and any other Certificateholder) to determine whether the Majority Certificateholders threshold has been met. Nothing herein requires joint execution or coordinated delivery.
(C)Pursuant to Section 9.02(a) of the Trust Agreement, with the consent of the Majority Certificateholders, the Trust Transaction Documentation (which includes the Trust Agreement) may be amended, supplemented or otherwise modified.
(D)The Trust is seeking to close its previously announced sale of the Trust’s portfolio of remaining Properties pursuant to the Purchase and Sale Agreement referenced in the Trust’s Current Report on Form 8‑K filed September 8, 2025, as amended as of such date (the “PSA”).
Section 1.    Unconditional Direction to the Trustee

CONFIDENTIAL
By its signature below, the Directing Certificateholder hereby directs the Trustee pursuant to Sections 1.04, 6.09(b) and 9.02(a) of the Trust Agreement, effective immediately upon receipt of such Direction from Majority Certificateholders, as follows:
(i)Not to, and to direct the Manager not to, amend, modify, supplement or waive any provision of the PSA (including, without limitation, any such amendment, modification or supplement that would reduce the amount of, or change the form of, the consideration to be received by the Trust) or otherwise agree to any of the foregoing without the consent of Majority Certificateholders;
(ii)Not to, and to direct the Manager not to: (1) extend, or permit any extension of, any closing date for the sale contemplated in the PSA; (2) further extend any closing date beyond the earliest date on which the Trust is currently entitled to terminate the PSA pursuant to its terms; or (3) take any other action that would have the effect of further delaying the closing under the PSA, in all cases without the consent of Majority Certificateholders; and
(iii)To take any other action necessary or appropriate under the Trust Transaction Documentation to give effect to the preceding clauses (i) and (ii), including, without limitation, effecting any necessary or appropriate amendment, supplement or modification to any such documentation.
Section 2.    Miscellaneous
This Direction may be executed in counterparts (including by electronic signature and electronic transmission), each of which is deemed an original and all of which constitute one instrument.
[Remainder of page intentionally left blank]

CONFIDENTIAL
SIGNATURE PAGE TO WRITTEN DIRECTION OF CERTIFICATEHOLDER

Signature: __________________________________________________________________
(Print Name of Authorized Signatory):____________________________________________
Title:_______________________________________________________________________
Date:_______________________________________________________________________

CONFIDENTIAL
Confidential Signatory Information
Name of Beneficial Owner:
Contact Name:
Address
Phone:
Fax:
E-mail:
Aggregate Fractional Undivided Interest in
Trust Interests Owned as of __, 2025:
Cusip No./ISIN:
DTC Participant Name:
DTC Participant No.: